Exhibit 99.1

Bancshares of Florida, Inc.
Summary of Consolidated Financial Data
(Dollars in thousands, except per share data)

The following (unaudited) summary financial data for the three-month and six-month periods ended June 30, 2005 and 2004, and for the three month period ended March 31, 2005, are derived from our financial statements and other data. Loans held for investment are stated before allowance for loan losses. Earnings per share is computed using the weighted average number of shares of common stock and dilutive common stock equivalents from stock warrants and stock options as required. Book value per share excludes the effect of any outstanding stock warrants and stock options.

	For the Three Months Ended

			Increase/(decrease)
	June 2005	March 2005
			$	%

Total interest income	$6,671	$5,440	$1,231	22.6%
Total interest expense	2,117	1,820	297	16.3%
Net interest income before provision	4,554	3,620	934	25.8%
Provision for loan losses	399	296	103	34.8%
Net interest income after provision	4,155	3,324	831	25.0%
Non interest income	819	698	121	17.3%
Gain on sale of investments	0	0	0	N/A
Noninterest expense	4,647	4,397	250	5.7%
Provision for income taxes	0	0
Net income (loss)	327	(375)	702	187.2%
Basic earnings (loss) per common share	$0.02	$(0.09)	$0.11	122.2%
Diluted earnings (loss) per common share	$0.02	(0.09)	0.11	122.2%
Weighted average common shares - Basic	5,686,208	4,836,300	849,908	17.6%
Weighted average common shares - Diluted	5,836,987	4,836,300	1,000,687	20.7%
Return on average assets	0.27%	-0.35%	0.62%	-176.3%
Return on average common equity	2.63%	-3.87%	6.50%	-168.0%
Top-line revenue	$5,373	$4,318	$1,055	24.4%
Net interest margin	3.99%	3.61%	0.38%	10.5%
Efficiency ratio	86.49%	101.83%	-15.34%	-15.1%
Average equity to average assets	10.66%	9.85%	0.81%	8.2%
Average loans held for investment to average deposits	89.16%	88.44%	0.72%	0.8%
Net charge-offs to average loans	0.00%	0.00%	0.00%	N/A

			Increase/(decrease)
	June 2005	March 2005
			$	%

Total assets	$504,727	$442,053	$62,674	14.2%
Cash & cash equivalents	80,358	50,785	29,573	58.2%
Earning assets	476,863	416,322	60,541	14.5%
Investment securities	19,520	19,170	350	1.8%
Loans held for investment	394,210	361,168	33,042	9.1%
Allowance for loan losses	3,513	3,113	400	12.8%
Deposit accounts	444,761	390,374	54,387	13.9%
Stockholders’ equity	$53,666	$41,501	$12,165	29.3%
Total common shares outstanding	5,916,685	4,836,331	1,080,354	22.3%
Book value per common share	$9.07	$7.82	$1.25	16.0%
Loan loss allowance to total loans	0.89%	0.86%	0.03%	3.4%
Loan loss allowance to nonperforming loans	748.85%	644.83%	104.02%	16.1%
Nonperforming loans to total loans	0.12%	0.13%	-0.01%	-7.7%
Nonperforming assets to total assets	0.09%	0.11%	-0.02%	-18.2%
Leverage (tier 1 to average total assets)	10.77%	9.44%	1.33%	14.1%
Assets under advice--Bank of Florida Trust Company	$306,152	$200,139	106,013	53.0%

	For the Three Months Ended

			Increase/(decrease)
	June 2005	June 2004
			$	%

Total interest income	$6,671	$3,368	$3,303	98.1%
Total interest expense	2,117	1,128	989	87.7%
Net interest income before provision	4,554	2,240	2,314	103.3%
Provision for loan losses	399	230	169	73.5%
Net interest income after provision	4,155	2,010	2,145	106.7%
Non interest income	819	503	316	62.8%
Gain on sale of investments	0	5	(5)	N/A
Noninterest expense	4,647	3,038	1,609	53.0%
Provision for income taxes	0	0
Net income (loss)	327	(520)	847	162.9%
Basic earnings (loss) per common share	$0.02	$(0.19)	$0.21	110.5%
Diluted earnings (loss) per common share	$0.02	(0.19)	0.21	110.5%
Weighted average common shares - Basic	5,686,208	3,094,199	2,592,009	83.8%
Weighted average common shares - Diluted	5,836,987	3,094,199	2,742,788	88.6%
Return on average assets	0.27%	-0.72%	0.98%	-137.2%
Return on average common equity	2.63%	-10.13%	12.76%	-126.0%
Top-line revenue	$5,373	$2,748	$2,625	95.5%
Net interest margin	3.99%	3.36%	0.63%	18.8%
Efficiency ratio	86.49%	110.75%	-24.26%	-21.9%
Average equity to average assets	10.66%	8.26%	2.40%	29.1%
Average loans held for investment to average deposits	89.16%	95.95%	-6.79%	-7.1%
Net charge-offs to average loans	0.00%	0.00%	0.00%	N/A

			Increase/(decrease)
	June 2005	June 2004
			$	%

Total assets	$504,727	$297,343	$207,384	69.7%
Cash & cash equivalents	80,358	20,051	60,307	300.8%
Earning assets	476,863	276,979	199,884	72.2%
Investment securities	19,520	6,281	13,239	210.8%
Loans held for investment	394,210	263,746	130,464	49.5%
Allowance for loan losses	3,513	2,132	1,381	64.8%
Deposit accounts	444,761	265,102	179,659	67.8%
Stockholders’ equity	$53,666	$23,575	$30,091	127.6%
Total common shares outstanding	5,916,685	3,094,199	2,822,486	91.2%
Book value per common share	$9.07	$6.50	$2.57	39.5%
Loan loss allowance to total loans	0.89%	0.81%	0.08%	10.2%
Loan loss allowance to nonperforming loans	748.85%	168.67%	580.18%	344.0%
Nonperforming loans to total loans	0.12%	0.48%	-0.36%	-75.0%
Nonperforming assets to total assets	0.09%	0.43%	-0.34%	-79.1%
Leverage (tier 1 to average total assets)	10.77%	8.19%	2.58%	31.5%
Assets under advice--Bank of Florida Trust Company	$306,152	$162,185	143,967	88.8%

	For the Six Months Ended

			Increase/(decrease)
	June 2005	June 2004
			$	%

Total interest income	$12,111	$6,333	$5,778	91.2%
Total interest expense	3,937	2,117	1,820	86.0%
Net interest income before provision	8,174	4,216	3,958	93.9%
Provision for loan losses	695	564	131	23.2%
Net interest income after provision	7,479	3,652	3,827	104.8%
Non interest income	1,516	943	573	60.8%
Gain on sale of investments	—	5	(5)	-100.0%
Noninterest expense	9,042	5,631	3,411	60.6%
Provision for income taxes	—	0
Net income (loss)	(47)	(1,031)	984	95.4%
Basic earnings (loss) per common share	$(0.06)	$(0.36)	$0.30	83.3%
Diluted earnings (loss) per common share	$(0.06)	(0.36)	0.30	83.3%
Weighted average common shares - Basic	5,263,602	3,086,781	2,176,821	70.5%
Weighted average common shares - Diluted	5,263,602	3,086,781	2,176,821	70.5%
Return on average assets	-0.04%	-1.51%	1.47%	-97.3%
Return on average common equity	-0.36%	-18.36%	18.00%	-98.1%
Top-line revenue	$9,690	$5,159	$4,531	87.8%
Net interest margin	3.81%	3.39%	0.42%	12.4%
Efficiency ratio	93.31%	109.15%	-15.84%	-14.5%
Average equity to average assets	12.10%	8.87%	3.23%	36.4%
Average loans held for investment to average deposits	107.20%	111.50%	-4.30%	-3.9%
Net charge-offs to average loans	0.00%	0.00%	0.00%	N/A